                               SECURITY AGREEMENT
                                 AMENDMENT NO. 1

     THIS SECURITY AGREEMENT AMENDMENT NO. 1, dated as of August 15, 1994, (the "Security Agreement Amendment No. 1") is by and between

     INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation with its principal place of business located in El Segundo, California (the "Debtor"); and

     NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Secured Party").


                                   RECITALS

     A. The Debtor and Secured Party entered into a Security Agreement dated as of July 1, 1994 (the "Security Agreement").

     B. The Debtor and Secured Party desire to amend certain provisions of the Security Agreement as more specifically set forth hereinafter.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     Section 19 of the Security Agreement is hereby amended to read in its entirety as follows:

                                   "SECTION 19

                                EARLY TERMINATION

     Except as hereinafter set forth Debtor may not prepay the Term Loans in whole or in part. So long as no Event of Default (or event which with notice or lapse of time or both would constitute an Event of Default) shall have occurred and be continuing, Debtor may, upon thirty (30) days prior written notice to Secured Party that Debtor desires to prepay the entire amount of a Term Loan with respect to the Equipment subject to a specific Security Agreement Schedule, prepay the entire amount of such Term Loan on the date specified in such notice (the "Early Termination Date"). On such Early Termination Date, Debtor shall pay to Secured Party an amount equal to the sum of: (a) all Amortization Payments for such Equipment due and unpaid, together with Amortization Payments accrued through such Early Termination Date; (b) the Termination Value of the Equipment as of the Early Termination Date; (c) all costs and expenses incurred or sustained by Secured Party in connection with such early termination and all amounts such Debtor shall be required to pay Secured Party pursuant to any indemnity provision contained in this Security Agreement; and (d) interest on each of the foregoing and on all amounts not paid when due under any provision contained in the Security Agreement at the rate of the lesser of (i) the Prime Rate plus two percent (2%) per annum (computed on the basis of the actual number of days elapsed over a 360 day year or (ii) the highest rate Debtor may lawfully contract for, be charged and pay. For purposes of this Section 19, Amortization Payments shall be prorated daily and the Termination Values set forth in the applicable Security

Agreement Schedule shall be prorated daily by interpolation on a straight line basis to the date of payment. The Termination Values set forth in the Security Agreement Schedules will include the following prepayment premiums:

Type of Equipment                  Year of Prepayment            Premium (%)
-----------------                  ------------------            -----------

Three year Equipment:                        1                        2
                                             2                        2
                                             3                        0

Five year Equipment:                         1                        3
                                             2                        3
                                             3                        2
                                             4                        0
                                             5                        0

Seven year Equipment:                        1                        3
                                             2                        3
                                             3                        3
                                             4                        2
                                             5                        2
                                             6                        0
                                             7                        0"

IN WITNESS WHEREOF, the parties hereto, as of the day and year above written, have caused this Security Agreement Amendment No. 1 to be executed in their respective corporate names by their duly authorized officials.

                                        DEBTOR:

                                        INTERNATIONAL RECTIFIER CORPORATION

                                        By: /s/ Michael P. McGee
                                           -------------------------------


                                        Title: Vice President, Chief Financial
                                               -------------------------------
                                                  Officer
                                               -------------------------------



                                        SECURED PARTY:

                                        NATIONSBANC LEASING CORPORATION OF
                                        NORTH CAROLINA


                                        By: /s/ M. Randall Ross
                                            -------------------------------


                                        Title: Senior Vice President
                                               ----------------------------

                               SECURITY AGREEMENT
                                 AMENDMENT NO. 2


     THIS SECURITY AGREEMENT AMENDMENT NO. 2, dated as of November 3, 1994, (the "Security Agreement Amendment No. 2") is by and between

     INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation with its principal place of business located in El Segundo, California (the "Debtor"); and

     NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Secured Party").


                                    RECITALS

     A. The Debtor and Secured Party entered into a Security Agreement dated as of July 1, 1994, as amended (the "Security Agreement").

     B. The Debtor and Secured Party desire to amend certain provisions of the Security Agreement as more specifically set forth hereinafter.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. Section 1.2 of the Security Agreement, second to last sentence is hereby amended to read in its entirety:

               "No Term Loan shall exceed the Cost of Equipment securing such Term Loan and the aggregate Term Loans plus the total outstanding Progress Payment Loans shall not exceed $25,000,000 (the "Total Commitment"), of which no more than $3,000,000 shall be computer equipment."

     2. Section 4.2 of the Security Agreement is amended by adding the following sentences to the end thereof:

               "Amortization Payments on Term Loans with fixed interest rates shall be determined as set forth in the Summary of Terms between Secured Party and Debtor dated February 25, 1994 (the "Summary of Terms"). Amortization Payments on Term Loans that are Floating Rate Loans shall be determined as follows: The principal portion of each quarterly Amortization Payment for a Floating Rate Loan shall be established by mutual agreement as set forth in the Security Agreement Schedule relating to the Floating Rate Loan. The interest portion of each Amortization Payment for a Floating Rate Loan shall be determined in accordance with Section 4.6 below."

     3. Section 4.3 of the Security Agreement is amended to read in its entirety as follows:

     "4.3. NON-UTILIZATION FEE. Debtor agrees to pay Secured Party, on the Final Commencement Date, a non-utilization fee equal to one-half of one percent (1/2%) of the amount, if any, by which ninety percent (90%) of $15,000,000.00 exceeds the Total Secured Party's Cost of Equipment subject to this Security Agreement on the Final Commencement Date."

     4. Section 4.5 shall be added to the Security Agreement and shall read in its entirety as follows:

     "4.5. INTEREST RATES. Interest rates on Term Loans shall be either fixed in accordance with the Summary of Terms or shall be based on the LIBOR Rate in accordance with Section 4.6 below."

     5. Section 4.6 shall be added to the Security Agreement and shall read in its entirety as follows:

     "4.6. FLOATING RATE LOANS. Floating Rate Loans shall be made in accordance with the following provisions:

          (a)    DEFINITIONS.

               (1) "BUSINESS DAY" means a day when banks are open for business in Charlotte, North Carolina.

               (2) "CLOSING DATE" means the date on which a Floating Rate Loan is made.

               (3) "EURODOLLAR RESERVE REQUIREMENT" means for each Interest Period, the percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including eurocurrency liabilities, as such term is defined in Regulation D (or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on the Floating Rate Loan is determined) having a term equal to the Interest Period for which such Eurodollar Reserve Requirement is determined.

               (4)  "FLOATING RATE LOAN" means a Term Loan based on the LIBOR
          Rate;

               (5) "LIBOR RATE" means for each Interest Period, a per annum interest rate equal to the per annum rate published in the Eastern edition of The Wall Street Journal in the Money Rates Section, on each particular day two (2) Business Days prior to the first day of each successive Interest Period as the appropriate
          London Interbank Offered Rate (LIBOR) for a term of three (3) months, or if The Wall Street Journal is not published on any such date, then as published therein for the immediately preceding Business Day, provided, however, that in the event that The Wall Street Journal is not published, or does not report the London Interbank Offered Rate, for three consecutive Business Days, then the LIBOR Rate for each applicable Interest Period will be a per annum interest rate equal to the per annum rate obtained by dividing (a) the rate of interest determined by NationsBank of Georgia, N.A. to be the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the per annum rates at which deposits in U.S. dollars are offered to NationsBank of Georgia, N.A. in the London interbank Eurodollar market at 11:00 A.M. (Atlanta, Georgia time) (or as soon thereafter as is practicable), in each case two Business Days before the first day of such Interest Period in an amount substantially equal to the then current outstanding principal balance of the Lease and for a period equal to such Interest Period by
          (b) a percentage equal to 100% minus the Eurodollar Reserve Requirement for such Interest Period.

               (6) "INTEREST PERIOD," as to any Floating Rate Loan, means the period commencing on the Closing Date of such Floating Rate Loan and ending on but excluding the corresponding day in the third succeeding calendar month; PROVIDED, that each subsequent Interest Period shall commence on the last day of the previous one;

               (7) "INTEREST PAYMENT DATE" as to any Floating Rate Loan, means the last day of the Interest Period. If any Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day;

               (8)  "PRIME LOAN" means a loan based on the Prime Rate;

               (9) "PRIME RATE" means the rate of interest publicly announced by NationsBank of North Carolina, N.A. in Charlotte, North Carolina from time to time as its "Prime Rate." The Prime Rate is not necessarily the best or lowest rate of interest offered by NationsBank of North Carolina, N.A.

          (b) NOTICE. As to each Floating Rate Loan, the Debtor shall give Secured Party prior written, telegraphic or telephonic notice (i) not later than 11:00 a.m. (Charlotte, North Carolina time) at least three Business Days prior to the date of the requested Floating Rate Loan. Such notice shall be irrevocable.

          (c) INTEREST RATE OPTIONS. Floating Rate Loans shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBOR Rate plus 1.60% for three and five year loans and the LIBOR Rate plus 1.95% for seven year loans.

          Interest shall be payable on each Interest Payment Date. Secured Party shall determine the applicable LIBOR Rate on the date when such determination is to be made in respect of such Interest Period (or as soon thereafter as practicable) and shall notify the Debtor of the rate so determined. Such determination shall be conclusive absent manifest error.

          (d) MINIMUM AMOUNT. The minimum amount of each Floating Rate Loan shall be $250,000.

          (e) PREPAYMENTS. As set forth in Section 19 below, the Debtor shall have the right at any time and from time to time to prepay any Floating Rate Loan, on the last day of the then current Interest Period for such Floating Rate Loan upon at least (30) days prior written notice to Secured Party. If prepayment occurs during the first year of the loan, a prepayment premium of 1% of the outstanding principal balance will be due and payable.

          (f) CONVERSION. Upon the occurrence of any of the events listed in sections (g), (h) and (i) below, the Debtor, on such notice as provided in Section (b), or the Secured Party shall have the right to convert any Floating Rate Loan into a Prime Loan, subject to the following:

               (1) No Event of Default shall have occurred and be continuing, and the representations and warranties set out in Section 18 shall be true and correct (except to the extent such representations and warranties expressly relate to an earlier date);

               (2) Each conversion shall be effected by applying the proceeds of the new Prime Loan to the Floating Rate Loan being converted, and accrued interest on any Floating Rate Loan being converted shall be paid by the Debtor at the time of conversion;

               (3) No Floating Rate Loan may be converted to a Prime Loan except on the last day of an Interest Period;

          (g) LIBOR RATE UNASCERTAINABLE. In the event that the Secured Party shall determine that dollar deposits in the principal amount of any requested

     Floating Rate Loans are not generally available in the London Interbank Market, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank or the Secured Party of making or maintaining a Floating Rate Loan, or that reasonable means do not exist for ascertaining the LIBOR Rate, the Secured Party shall promptly give notice to the Debtor of such determination, and any request by the Debtor for a Floating Rate Loan shall be deemed to be a request for a Prime Loan. Until the circumstances giving rise to such notice no longer exist, each request for a Floating Rate Loan shall be deemed to be a request for a Prime Loan. All then existing Floating Rate Loans shall be converted to Prime Rate Loans in accordance with Section (f) hereof.
     Each determination by the Secured Party hereunder shall be conclusive absent manifest error.

               (h)  ADDITIONAL COSTS.

                         (1) The Debtor shall pay directly to the Secured Party from time to time such amounts as the Secured Party may determine to be necessary to compensate it for any costs incurred by the Secured Party or the Bank which the Secured Party determines are attributable to its making or maintaining of any Floating Rate Loans hereunder or its obligation to make any of such Floating Rate Loans hereunder, or any reduction in any amount receivable by the Secured Party or the Bank hereunder in respect of any of such Floating Rate Loans or such obligation; or resulting from any Regulatory Change (such increase in costs and reductions in amounts receivable being herein called "Additional Costs") which:
               (i) changes the basis of taxation of any amounts payable to the Secured Party under this Security Agreement or the Term Loan Note in respect of any of such Floating Rate Loans (other than taxes imposed on the overall net income of the Secured Party for any of such Floating Rate Loans); or (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or liabilities of, the Secured Party or the Bank (including any Floating Rate Loans or any deposits included in the definition of "LIBOR Rate" herein); or (iii) imposes any other condition affecting this Security Agreement (or any such extensions of credit or liabilities). The Secured Party will notify the Debtor of any event occurring after the date of this Security Agreement which will entitle the Secured Party to compensation pursuant to this Section as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. The Secured Party will furnish the Debtor with a certificate setting forth the basis and amount of each request by the Secured Party for compensation under this Section. If the Secured Party requests compensation from the Debtor under this Section, the Debtor may, by notice to the Secured Party, request that such Floating Rate

               Loans of the type with respect to which such compensation is requested be converted into Prime Loans in accordance with Section (f) hereof.

                         (2) Without limiting the effect of the foregoing provisions of this Section, in the event that, by reason of any Regulatory Change, the Secured Party or the Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Secured Party or the Bank which includes deposits by reference to which the interest rate on Floating Rate Loans is determined as provided in this Security Agreement or a category of extensions of credit or other assets of the Secured Party or the Bank which includes Floating Rate Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Secured Party so elects by notice to the Debtor, the obligation of the Secured Party to make Floating Rate Loans shall be suspended until the date such Regulatory Change ceases to be in effect (and all Floating Rate Loans held by such Secured Party then outstanding shall be converted into Prime Loans in accordance with Section (f) hereof).

                         (3) Determinations by the Secured Party for purposes of this Section of the effect of any Regulatory Change on its costs of making or maintaining Floating Rate Loans or on amounts receivable by it in respect of Floating Rate Loans, and of the additional amounts required to compensate such Secured Party in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis; provided, however, that if such Regulatory Change or other condition is determined to be invalid or inapplicable the Secured Party will promptly refund any amount erroneously billed to the Debtor together with interest thereon at the instrument rate.

               (i) ILLEGALITY. Notwithstanding any other provision of this Security Agreement, in the event that it becomes unlawful for the Secured Party to (i) honor its obligation to make Floating Rate Loans hereunder, or (ii) maintain Floating Rate Loans hereunder, then the Secured Party shall promptly notify the Debtor thereof and the Secured Party's obligation to make Floating Rate Loans shall be suspended until such time as the Secured Party may again make and maintain Floating Rate Loans and such Secured Party's outstanding Floating Rate Loans shall be converted into Prime Rate Loans in accordance with Section (f) hereof.

               (j) CERTAIN CONVERSIONS OF LOANS. If the Floating Rate Loans of a particular type (Floating Rate Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type") are to be converted pursuant to Sections (g), (h) and (i) hereof, the Secured Party's Affected Loans shall be automatically converted into Prime Loans on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by Section (h) or (i) hereof, on such earlier date as the Secured Party may specify to the Debtor) and, unless and until such Secured Party gives notice as provided below that the circumstances specified which give rise to such conversion no longer exist:

                    (1) to the extent that the Affected Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to the Affected Loans shall be applied instead to Prime Loans;

                    (2) all Floating Rate Loans which would otherwise be made as Floating Rate Loans of the Affected Type shall be made instead as Prime Loans.

                (k) COMPENSATION. The Debtor shall pay to the Secured Party, upon request, such amount or amounts as shall be sufficient (in the reasonable opinion of the Secured Party) to compensate it for any loss, cost or expense incurred by it as a result of:

                    (1) any payment, prepayment or conversion of a Floating Rate Loan made by the Secured Party on a date other than the last day of an Interest Period for such loan; or

                    (2) any failure by the Debtor to borrow a Floating Rate Loan to be made on the date for such borrowing specified in the relevant notice of borrowing made by the Debtor under Section (b) hereof;

          such compensation to include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepaying or conversion or failure to borrow on the last day of the then current Interest Period for such Floating Rate Loan (or, in the case of a failure to borrow, the Interest Period for such Floating Rate Loan which would have commenced on the date of such failure to borrow) at the applicable rate of interest for such Floating Rate Loan provided for herein over (ii) any lesser amount that would be realized by the Secured Party in reemploying funds received in payment, prepayment or conversion (or available in connection with a failure to borrow a requested loan) by making a loan of the same type in the principal amount paid, prepaid or not borrowed during the period from the date of such payment, prepayment conversion or failure to borrow to the end of the Interest Period for the loan that was paid, prepaid, converted or not borrowed."

          6. Section 19 of the Security Agreement is amended to read in its entirety as follows:

                                   "SECTION 19

                                EARLY TERMINATION

     Except as hereinafter set forth Debtor may not prepay the Term Loans in whole or in part. So long as no Event of Default (or event which with notice or lapse of time or both would constitute an Event of Default) shall have occurred and be continuing, Debtor may, upon thirty (30) days prior written notice to Secured Party that Debtor desires to prepay the entire amount of a Term Loan with respect to the Equipment subject to a specific Security Agreement Schedule, prepay the entire amount of such Term Loan on the date specified in such notice (the "Early Termination Date"). Floating Rate Loans may only be prepaid on the last day of an Interest Period. On such Early Termination Date, Debtor shall pay to Secured Party an amount equal to the sum of: (a) all Amortization Payments for such Equipment due and unpaid, together with Amortization Payments accrued through such Early Termination Date; (b) the Termination Value of the Equipment as of the Early Termination Date; (c) all costs, expenses, losses and damages incurred or sustained by Secured Party in connection with such early termination and all amounts such Debtor shall be required to pay Secured Party pursuant to any indemnity provision contained in this Security Agreement; and
(d) interest on each of the foregoing and on all amounts not paid when due under any provision contained in the Security Agreement at the rate of the lesser of
(i) the Prime Rate plus two percent (2%) per annum (computed on the basis of the actual number of days elapsed over a 360 day year or (ii) the highest rate Debtor may lawfully contract for, be charged and pay. For purposes of this
Section 19, Amortization Payments shall be prorated daily and the Termination Values set forth in the applicable Security Agreement Schedule shall be prorated daily by interpolation on a straight line basis to the date of payment. The Termination Values set forth in the Security Agreement Schedules for Term Loans other than Floating Rate Loans will include the following prepayment premiums:

Type of Equipment                  Year of Prepayment            Premium (%)
-----------------                  ------------------            -----------

Three year Equipment                         1                        2
                                             2                        2
                                             3                        0

Five year Equipment                          1                        3
                                             2                        3
                                             3                        2
                                             4                        0
                                             5                        0

Seven year Equipment                         1                        3
                                             2                        3
                                             3                        3
                                             4                        2
                                             5                        2
                                             6                        0
                                             7                        0

The Termination Values set forth in the Security Agreement Schedule for Floating Rate Loans will include a prepayment premium of one percent (1%) for prepayments during the first year."

     7. Exhibit B to the Security Agreement is amended to read as set forth in Exhibit B hereto.

     8. Exhibit D to the Security Agreement is amended to read as set forth in Exhibit D hereto.

IN WITNESS WHEREOF, the parties hereto, as of the day and year above written, have caused this Security Agreement Amendment No. 2 to be executed in their respective corporate names by their duly authorized officials.



                                        DEBTOR:




                                        INTERNATIONAL RECTIFIER CORPORATION


                                        By:  /s/ Eric Lidew
                                             -------------------------------


                                        Title:  President and Chairman
                                              ------------------------------



                                        SECURED PARTY:



                                        NATIONSBANC LEASING CORPORATION OF
                                        NORTH CAROLINA

                                        By: /s/ M. Randall Ross
                                           --------------------------------

                                        Title: Senior Vice President
                                              -----------------------------

                                    EXHIBIT B

                           SECURITY AGREEMENT SCHEDULE

                                   NUMBER ____


This Security Agreement Schedule Number____ is dated_______________, 1994, and is executed by INTERNATIONAL RECTIFIER CORPORATION ("Debtor") and NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA ("Secured Party") as a schedule to Security Agreement as amended between Secured Party and Debtor dated July 1, 1994 and hereby incorporates by reference all of the terms, conditions and provisions thereof.

1.   EQUIPMENT FINANCED:



2.   EQUIPMENT LOCATION:



3.   COST OF EQUIPMENT:

          a.   Cost:

          b.   Sales Tax:

               Total Cost of Equipment:


4.   TERM LOAN:

     Term Loan Amount:


     Term Loan Commencement Date:

     Term Loan Maturity Date:

     The "Term Loan Term" shall be__________________________, beginning on the Term Loan Commencement Date and ending on the Term Loan Maturity Date, both dates inclusive.


5.   AMORTIZATION PAYMENTS:

     Amortization Payment Amount: [* $_________________] [** A Principal Component as set forth in Annex A and an interest component determined as set forth in Section 4.6 of the Security Agreement]

     Frequency of Amortization Payments: Quarterly in arrears

     Number of Consecutive Amortization Payments:

     Interest Rate: [* _____%] [** To be determined as set forth in Section 4.6 of the Security Agreement]

     Amortization Payment Dates:

     First Amortization Payment Date:

     Last Amortization Payment Date:


6.   FINAL PAYMENT AMOUNT:


7. UNAMORTIZED PRINCIPAL BALANCES: See Annex A attached hereto and made a part hereof.


8.   TERMINATION VALUES: See Annex A attached hereto and made a part hereof.


     Debtor acknowledges and certifies solely to Secured Party that all of the Equipment described hereinabove has been: (i) delivered to Debtor at the Equipment Location specified above; (ii) thoroughly examined and inspected to the complete satisfaction of Debtor; (iii) unconditionally accepted by Debtor, in the condition received, for all purposes of the Security Agreement; (iv) found by Debtor to be in good operating order, repair and condition; (v) found to be of the size, design, quality, type and manufacturer selected by Debtor; and (vi) found to be and is wholly suitable for Debtor's purposes. Debtor further acknowledges and certifies that Secured Party has made no warranty, express or implied, with respect to the Equipment or its delivery, and that the insurance coverage required by Section 9 of the Security Agreement is in full force and effect with respect to the Equipment, and that the insurance policies or certificates evidencing such coverage have been delivered to Secured Party. Debtor further acknowledges, certifies and agrees that the Equipment is subject to the security interest granted by the Security Agreement, that such security interest in favor of Secured Party is a first priority security interest and that the Equipment is free of all liens, encumbrances or security interests other than the security interest in favor of Secured Party.

     The official signing this Security Agreement Schedule for Debtor certifies to Secured Party that (a) no default or Event of Default has occurred and is continuing, (b) no material adverse change has occurred in the business, condition or operations of Debtor (financial or otherwise) since the date of the last financial statements of Debtor, (c) no event has occurred or exists which would impair the ability of Debtor to pay and perform its obligations under the Security Agreement and (d) the representations and warranties of Debtor in the Security Agreement are true and correct as of the date hereof.

IN WITNESS WHEREOF, the parties hereto, as of the day and year first above written, have caused this Security Agreement Schedule Number ___ to be executed in their respective corporate names by their duly authorized officials.


NATIONSBANC LEASING CORPORATION         INTERNATIONAL RECTIFIER
OF NORTH CAROLINA                       CORPORATION
(Secured Party)                         (Debtor)



By:                                     By:
   --------------------------------        ---------------------------------

Title:                                  Title:
      -----------------------------           ------------------------------



*  - TERM LOAN OTHER THAN FLOATING RATE LOAN

** - FLOATING RATE LOAN

                                     ANNEX A
                                       TO
                     SECURITY AGREEMENT SCHEDULE NUMBER ___
                         Dated as of_____________, 1994
                                      between
                 INTERNATIONAL RECTIFIER CORPORATION, as Debtor
       NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, as Secured Party

                                                     Unamortized
     Amortization   Interest  Principal Amortization  Principal  Termination
     Payment Date   Component Component   Payment      Balance      Value
     ------------   --------- --------- ------------ ----------- -----------

               [** See 1 below]         [** See 2 below]    [** See 3 below]








  [**     1.   To be determined as set forth in Section 4.6 of the Security
               Agreement.

          2.   The total of the Interest Component determined as set forth in
               Section 4.6 of the Security Agreement and the Principal
               Component.

          3.   The Unamortized Principal Balance.]

                                    EXHIBIT D


                                 TERM LOAN NOTE

$_______________                                                     _____, 1994


     FOR VALUE RECEIVED, the undersigned INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation ("Debtor") HEREBY PROMISES TO PAY to the order of NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Secured Party"), the principal sum of___________________________ and__/100
Dollars ($___________) [*in (__) consecutive quarterly installments of principal and interest; each in the amount of ($__________) commencing on__________ and ending on____________ (each such date, an "Amortization Payment Date"); and with an additional installment of principal in the amount of________________ Dollars (__________) on__________; PROVIDED, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount hereof.] [**under the terms and conditions of the Security Agreement dated as of July 1, 1994, as amended, by and between the Debtor and the Secured Party (the "Security Agreement").]

     [**The principal amount of this Term Loan Note shall be payable in_______ (__) consecutive quarterly payments, such installments being in the amounts and being due as provided in the Security Agreement.

     This Term Loan Note shall bear interest on the outstanding balance from time to time at the rates as provided in Section 4.6(c) of the Security Agreement until such principal and interest have been paid in full. Installments of interest on the outstanding balance shall be due and payable in arrears on Interest Payment Dates as provided in Security Agreement.]

     All payments shall be payable, in lawful money of the United States and in immediately available funds without setoff or counterclaim, to Secured Party at its office at NationsBank Corporate Center, 100 North Tryon Street, NCl-007-12-01, Charlotte, North Carolina 28255, or such other location as the holder thereof shall notify Debtor in writing.

     [*The Debtor promises to pay interest on the principal amount remaining unpaid hereunder from the date hereof until said principal amount becomes due, payable on each of the above-listed Amortization Payment Dates, at the rate of ___________ (__%) per annum (computed on the basis of the actual number of days elapsed over a year of 360 days).] Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the day when due until said principal amount is paid in full, payable on demand at the rate equal to the lower of (i) Prime Rate plus two percent (2%) per annum or (ii) the highest rate Debtor may lawfully contract for, be charged and pay (the "Overdue Rate"). "Prime Rate" is defined as the interest rate announced publicly in Charlotte, North Carolina by NationsBank of North Carolina, N.A., which is not necessarily the lowest or best rate offered by NationsBank of North Carolina, N.A.

     Each payment made under this Note shall be applied first to the payment of all accrued and unpaid interest and then to the payment of unpaid principal.

     This Note is a Term Loan Note referred to in, and is entitled to the benefits of the Security Agreement. All terms and provisions of the Security Agreement are deemed to be a part of this Note [*dated as of July 1, 1994, as amended, (the "Security Agreement") between Debtor and Secured Party] as though they were reproduced herein. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Security Agreement. The Security Agreement contains provisions, among others, for the acceleration of the maturity hereof upon the happening of certain stated events. This Note may be prepaid only as permitted by the Security Agreement or if Secured Party, at its sole discretion, shall allow such prepayment any prepayment shall include additional amounts required by the Security Agreement.

     The references made herein to the Security Agreement shall neither affect nor impair the absolute and unconditional obligation of Debtor to make payments when due. Debtor, and each endorser or accommodation party hereto, or guarantor hereof, jointly and severally waive presentment, demand, notice of intention to accelerate, notice that acceleration has occurred, protect and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     Should any of the indebtedness represented by this Note be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, Debtor agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     Notwithstanding any provision to the contrary contained herein, Debtor (i) shall be fully liable for the payment of all indebtedness outstanding hereunder or under the Security Agreement; and (ii) nothing contained herein shall relieve Debtor from liability resulting from its breach of any representation, covenant or warranty contained in the Security Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                         INTERNATIONAL RECTIFIER CORPORATION



                         By: _________________________________________

                         Name (Printed):______________________________

                         Title:_______________________________________

ATTEST:


By:________________________________

Title:_____________________________

               (Corporate Seal)


*  - TERM LOAN OTHER THAN FLOATING RATE LOAN
** - FLOATING RATE LOAN

                               SECURITY AGREEMENT
                                 AMENDMENT NO. 3


     THIS SECURITY AGREEMENT AMENDMENT NO. 3, dated as of March 8, 1995, (the "Security Agreement Amendment No. 3") is by and between

     INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation with its principal place of business located in El Segundo, California (the "Debtor"); and

     NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Secured Party").

                                   RECITALS

     A. The Debtor and Secured Party entered into a Security Agreement dated as of July 1, 1994, as amended (the "Security Agreement").

     B. The Debtor and Secured Party desire to amend certain provisions of the Security Agreement as more specifically set forth hereinafter.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. The last sentence of Section 1.2 of the Security Agreement is amended to read as follows:

               "No Term Loan Commencement Date shall occur after December 29, 1995 (the "Final Commencement Date")".

     2.  Section 4.2 of the Security Agreement is amended to read as follows:

     "4.2.  TERM LOAN: AMORTIZATION PAYMENTS.

     (a) TERM LOANS. The term of the loan for each item of Equipment shall be set forth as the "Term Loan Term" in the Security Agreement Schedule pertaining to such item of Equipment. The Term Loan Term to be set forth in the Security Agreement Schedule shall not exceed the following: computer equipment: three (3) years; electronic test production equipment: three (3) years, five (5) years or seven (7) years. The Debtor shall pay the amortization payments ("Amortization Payments") set forth in the applicable Security Agreement Schedule in successive payments in arrears from the Term Loan Commencement Date set forth in the Security Agreement Schedule. Amortization Payments shall consist of a principal component and an interest component as set forth in the Security Agreement Schedule.

      (b) FIXED RATE TERM LOANS. Amortization Payments on Term Loans with fixed interest rates shall be determined as follows:

               Debtor shall pay Secured Party successive quarterly payments in arrears from the Term Loan Commencement Date(s). The payments shall be fixed on each Term Loan Commencement Date based upon the interest rate determined by the sum of (i) the applicable generic U.S. Treasury yield as quoted by the Dow Jones/Telerate Inc. system at the opening of business in Charlotte, North Carolina five (5) Business Days prior to the Term Loan Commencement Date (the "Index") and (ii) the applicable margin as follows:

               Term Loan Term      Index                            Margin
               --------------      -----                            ------
               three (3) years     two (2) year U.S. Treasury       1.28%
               five (5) years      three (3) year U.S. Treasury     1.28%
               seven (7) years     four (4) year U.S. Treasury      1.50%


     (c) FLOATING RATE LOANS. Amortization Payments on Term Loans that are Floating Rate Loans shall be determined as follows: The principal portion of each quarterly Amortization Payment for a Floating Rate Loan shall be established by mutual agreement as set forth in the Security Agreement Schedule relating to the Floating Rate Loan. The interest portion of each Amortization Payment for a Floating Rate Loan shall be determined in accordance with
Section 4.6 below."

     3.    Section 4.3 of the Security Agreement is amended to read as follows:

     "4.3. NON-UTILIZATION FEE. Debtor agrees to pay Secured Party, on the Final Commencement Date, a non-utilization fee equal to thirty-five one hundredths of one percent (.35%) of the amount, if any, by which ninety percent (90%) of $25,000,000.00 exceeds the Total Secured Party's Cost of Equipment subject to this Security Agreement on the Final Commencement Date."

     4. Section 4.5 shall be added to the Security Agreement and shall read in its entirety as follows:

     "4.5. INTEREST RATES. Interest rates on Term Loans shall be either fixed in accordance with Section 4.2(b) above or shall be based on the LIBOR Rate in accordance with Section 4.6 below.

     5. The first sentence of paragraph (c) of Section 4.6 is amended to read as follows:

          "(c)   INTEREST RATE OPTIONS.  Floating Rate Loans shall bear interest at a rate per annum (computed on the basis of a month of thirty days over a year of 360 days) equal to the LIBOR Rate plus 1.15% for three and five year loans and the LIBOR Rate plus 1.35% for seven year loans."

IN WITNESS WHEREOF, the parties hereto, as of the day and year above written, have caused this Security Agreement Amendment No. 3 to be executed in their respective corporate names by their duly authorized officials.

                              DEBTOR:

                              INTERNATIONAL RECTIFIER CORPORATION

                              By: /s/ Michael P. McGee
                                 -------------------------------
                              Title: VICE PRESIDENT & CHIEF FINANCIAL OFFICER
                                    ------------------------------------------

                              SECURED PARTY:

                              NATIONSBANC LEASING CORPORATION OF
                                   NORTH CAROLINA

                              By: /s/ M. Randall Ross
                                 ________________________________

                              Title:   Senior Vice President
                                    _____________________________







                                      - 3 -